                                                                   EXHIBIT 10.33

                         SECOND AMENDMENT TO MORTGAGE
                         ----------------------------
                                   (MEREDITH)


    This Second Amendment to Mortgage made as of the 5th day of March, 1998 by and between DM Management Company ("Mortgagor") and Citizens Bank of Massachusetts ("Mortgagee").

    Reference is made to a certain Mortgage made as of the 30th day of July, 1997 by and between Mortgagor and Mortgagee, which Mortgage is recorded in Book 1429, Page 772, at the Belknap County, New Hampshire Registry of Deeds, as amended by a certain First Amendment to Mortgage dated October 31, 1998 recorded in Book 1442, Page 267 at said Registry of Deeds (the "Mortgage").

    For good and valuable consideration paid by each of the parties to the other, and in further consideration of the mutual covenants and agreements herein contained, it is agreed by and between Mortgagor and Mortgagee that the Mortgage is hereby amended by deleting the entire paragraph following the word "WITNESSETH" and the following is hereby inserted in lieu hereof.

          The Mortgagor hereby grants to Mortgagee, with mortgage covenants, the real property described on Exhibit A (hereinafter called the "Mortgaged Premises") to secure (a) the full payment of the sum of $8,500,000.00, or such lesser amount which shall have been advanced, together with interest and other charges, all as provided in a certain "Revolving Note" of the Mortgagor to the order of the Mortgagee dated June 5, 1997, which note was amended and replaced by a certain "Replacement Revolving Note" dated October 31, 1997 in the face amount of $8,500,000.00, all as provided in a certain Loan Agreement dated June 5, 1997 as amended and restated as of March 5, 1998 hereof (the "Loan Agreement") together with all substitutions or replacements therefor and all renewals or extensions thereof and the full performance of all other obligations of the maker of said note as provided therein; (b) the full payment of the sum of $1,650,000.00, as provided in a certain "Real Estate Note" (as defined in the Loan Agreement) of the Mortgagor to the order of the Mortgagee, dated July 30, 1997, executed and delivered by the Mortgagor to the Mortgagee, pursuant to the Loan Agreement in the face amount of $1,650,000.00, with interest and other charges as provided therein, together with all substitutions and replacements therefor and all renewals and extensions thereof and the full performance of all other obligations of the maker of said note as provided therein and under a certain "Real Estate Mortgage" (as defined in the Loan Agreement) executed and delivered in connection therewith; (c) the full payment of the sum of $3,600,000.00, with interest and other charges, all as provided in a certain "Term Note" (as defined in the Loan Agreement) of the Mortgagor to the order of the Mortgagee, dated June 5, 1997, executed and delivered by the Mortgagor to the Mortgagee pursuant to the Loan Agreement, in the original face amount of $3,600,000.00, together with all substitutions or replacements therefor and all renewals or extensions thereof and the full performance of all other obligations of the maker of said note as provided therein; (d) the full payment of the sum of $4,300,000.00, with interest and other charges, all as provided in a certain "New Bridge Note" (as defined in the Loan Agreement) of the Mortgagor to the order of the Mortgagee dated as of March 5, 1998, executed and delivered by the Mortgagor to the Mortgagee pursuant to the Loan Agreement, in the original face amount of $4,300,000.00 together with all substitutions and replacements therefor and all renewals and extensions thereof and the full performance of all other obligations of the maker of said note as provided therein, and under a certain "Bridge Mortgage" (as defined in the Loan Agreement), dated as of the date hereof, executed and delivered in connection therewith; (e) the full payment of the sum of $17,000,000.00 as provided in a certain "Short Term Revolving Note" (as defined in the Loan Agreement) of the Mortgagor to the order of the Mortgagee dated March 5, 1998 pursuant to the Loan Agreement in the face amount of $17,000,000.00 with interest and other charges as provided therein, and all renewals and extensions thereof and the full performance of all other obligations of the maker of said note as provided therein and a certain Assignment of Certificate of Deposit dated as of the date hereof executed and delivered in connection therewith; (f) the full payment and performance by the Mortgagor of all other indebtedness, obligations and liabilities of the Mortgagor to the Mortgagee under the Loan Agreement, direct or indirect, absolute or contingent, now existing or hereafter arising (including, without limitation, all "Obligations", as defined in the Loan Agreement) which Loan Agreement provides, among other things, for the establishment of a "Revolving Loan" (as defined therein) and for the issuance of Letters of Credit pursuant to "L/C Applications" (as defined therein) therein pursuant to which "Advances" (as defined therein) may be made from time to time, and for repayment of all or a portion of the outstanding balance of such Advances together with interest and other charges, all in accordance therewith, and for the grant of "Loans" (as defined therein) as provided therein; and (g) the full payment and performance of all covenants and agreements herein contained or referred to on the part of the Mortgagor to be kept and performed (collectively hereafter referred to as "Obligations").

  In all other respects, the said Mortgage is hereby (as intended therein) shall hereby remain in full force and effect in accordance with its terms.

    IN WITNESS WHEREOF, Mortgagor has caused this instrument to be executed on this 5th day of March, 1998.

Witness                      DM MANAGEMENT COMPANY

/s/ Arlene L. Bender               /s/ Peter J. Tulp
______________________       By: ___________________________________
                                 Peter J. Tulp, Corporate Controller



                         COMMONWEALTH OF MASSACHUSETTS

COUNTY OF SUFFOLK

    On this 5th day of March, 1998, before me, personally appeared the undersigned officer, Peter J. Tulp, known to me (or satisfactorily proven) to be the person whose name is subscribed to the foregoing written instrument as the Corporate Controller of DM Management Company in its name and on its behalf and acknowledged that they executed the same for the purposes therein contained.

    IN WITNESS WHEREFORE I have hereunto set my hand and official seal.

                              /s/ Donna M. Barone
                             ----------------------------------
                             Notary Public
                             My Commission Expires: 8-6-2002
                                                   ------------

M067343@CD/(2) 2ndAmendment to Mortgage

                   EXHIBIT A TO SECOND AMENDMENT TO MORTGAGE
                          from DM MANAGEMENT COMPANY
                                      TO
                        CITIZENS BANK OF MASSACHUSETTS
                              DATED March 5, 1998

The following tracts or parcels of land, with the buildings and improvements thereon, located in Meredith, Belknap County, New Hampshire:

                                   PARCEL 1

        A Certain tract of land together with the buildings and improvements thereon as shown on the Plan entitled "Subdivision of Land Murphy/Miller, Ltd." dated August 1979 by Associated Surveyors, Meredith, N.H. approved by the Meredith Planning Board October 18, 1979, recorded with the Belknap county Registry of Deeds in Plan Book 80, Pages 15 & 16, the tract being situated on the southerly side of Route 104, so-called, in Meredith, Belknap County, New Hampshire, and described as follows:

        Beginning at the northwesterly corner of the tract herein conveyed at a point indicated on the Plan as NHHD bound "near the northeasterly corner of Lot 1 as shown on the Plan; thence running along the arc of a curve to the right a distance of 776.65 feet to a point; the curve having a radius of 1198.33 feet; thence running North 84 degrees 12 feet 30 inches East a distance of 426.13 feet to a point at the northeasterly corner of the tract herein conveyed; thence running South 28 degrees 21 feet 10 inches East a distance of 898.69 feet along a wire fence to a point; thence running South 59 degrees 27 feet 40 inches West along a wire fence a distance of 376.20 feet to an iron pin; thence running North 39 degrees 35 feet 20 inches West a distance of 434.69 feet to an iron pin; thence running South 59 degrees 33 feet 55 inches West a distance of 583.28 feet to an iron pin; thence running North 31 degrees 16 feet 00 inches West a distance of 208.12 feet to an iron pin; thence running North 39 degrees 22 feet 50 inches West a distance of 526.38 feet to the point of beginning.

                                   PARCEL 2

         A certain tract or parcel of land, together with any buildings and improvements thereon, located at the southeasterly corner of the intersection of N.H. Route 104 and Pease Road, Meredith, Belknap County, New Hampshire, shown as Lot #1 on Plan entitled "Subdivision Plan prepared for Antell and Sons, Inc., Meredith, New Hampshire, by Associated Surveyors, Meredith, New Hampshire, dated April, 1987, recorded in Plan Book 142, Pages 1 and 2, Belknap County Registry of Deeds, more particularly bounded and described as follows:

     Beginning at a point in a stone wall on the northeasterly sideline of Pease Road at land now or formerly of Barnes, being the southwesterly corner of the lot described herein, thence running along land now or formerly of Barnes on the following courses and distances: North 59 degrees 36 feet 00 inches east, a distances of 126.48 feet to a point; North 59 degrees 31 feet 45 inches east, a distance of 146.44 feet to a point; North 59 degrees 29 feet 20 inches east, a distance of 147.26 feet to a point on the southwesterly boundary of other land of the Grantee; thence turning and running along land of the Grantee on a course of North 39 degrees 22 feet 50 inches west a distance of 168.73 feet to a point on Lot #2, as shown on said Plan; thence turning and running along Lot #2 on the following courses and distances; South 50 degrees 37 feet 10 inches west, a distance of 60.00 feet to a point; North 39 degrees 22 feet 50 inches west, a distance of 35.02 feet to a point; along the arc of a curve to the left with a radius of 25.00 feet, a distance of 36.23 feet to a point; South 57 degrees 35 feet 16 inches west, a distance of 98.59 feet to a point; along the arc of a curve to the left with a radius of 70.93 feet, a distance of 79.29 feet to a point; South 06 degrees 27 feet 32 east, a distance of 97.22 feet to a point; along the arc of a curve to the right with a radius of 89.64 feet, a distance of
100.45 feet to a point; along the arc of a curve to the left with a radius of
25.00 feet, a distance of 39.27 feet to the point of beginning, containing 1.374 acres, more or less.

                                   PARCEL 3

     A certain tract or parcel of land, together with any improvements thereon, located at the southeasterly corner of the intersection of NH Route 104 and Pease Road, Meredith, Belknap County, New Hampshire, shown as Lot #2 on Plan entitled, "Subdivision Plan prepared for Antell and Sons Inc., Meredith Belknap County, New Hampshire", by Associated Surveyors, dated April, 1987, recorded in Plan Book 142, Pages 1 and 2, Belknap County Registry of Deeds, more particularly bounded and described as follows:

     Beginning at a point in a stone wall on the northeasterly side of Pease Road at the intersection of Lot 1, as shown on the Plan, and land now or formerly of Barnes and the lot conveyed herein, thence running along Lot 1 on the arc of a curve to the right with a radius of 25.00 feet, a distance of 39.27 feet, to a point; thence continuing on Lot 1 along the arc of a curve to the left with a radius of 89.64 feet, a distance of 100.45 feet to a point; thence turning and running North 06 degrees 27 feet 32 inches west, a distance of 97.22 feet to a point; thence continuing along Lot 1 along the arc of a curve to the right with a radius of 70.93 feet, a distance of 79.29 feet to a point; thence running North 57 degrees 35 feet 16 inches east, a distance of 98.59 feet to a point; thence, continuing along Lot 1 on the arc of a curve to the right with a radius of 25.00 feet, a distance of 36.23 feet to a point; thence turning and running South 39 degrees 22 feet 50 inches east, a distance of 35.02 feet to a point; thence turning and running North 50 degrees 37 feet 10 inches east, a distance of 60.00 feet to a point at other land of the Grantee; thence turning and running along land of the Grantee on a course of North 39 degrees 22 feet 50 inches west, a distance of 357.65 feet to a New Hampshire Highway Department bound; thence turning and running North 42 degrees 54 feet 50 inches west, a distance of 25.00 feet, to a point on the southeasterly sideline of the right of way for New Hampshire Route 104; thence turning and running along the southeasterly sideline of New Hampshire Route 104 along the arc of a curve to the left with a radius of 1,233.33 feet, a distance of 200.61 feet to the point which marks the northernmost corner of Lot #3, as shown on said Plan; thence turning and running along Lot #3 on the following courses and distances; South 41 degrees 14 feet 11 inches east, a distance of 231.78 feet; along the arc of a curve to the left with a radius of 120.93 feet, a distance of 116.56 feet to a point; South 06 degrees 27 feet 32 inches east, a distance of 97.22 feet to a point; along the acr of curve to the right with a radius of 39.64 feet, a distance of 44.42 feet to a point; along the arc of a curve to the right with a radius of 25.00 feet, a distance of 39.27 feet, to a point in a stone wall on the northeasterly sideline of Pease Road; thence turning and running along said stone wall and the northeasterly sideline of Pease Road on a course of South 32 degrees 14 feet 55 inches east, a distance of 100.00 feet to the point of beginning, containing 1,800 acres, more or less, including the right of way for the 50 foot access, as shown on said Plan.

     The foregoing real estate is conveyed subject to and with the benefits of the following:

     1. Easement to NH Electric Coop and New England T &T recorded in Book 791, Page 616 in the Belknap County Registry of Deeds. [All recording references are to said Registry of Deeds.]

     2.  Agreements recorded in Book 779, Page 810 and 812.

     3. Easement to White Mountain Power Co. and New England T &T recorded in Book 453, Pge 231.

     4. Rights of State of New Hampshire recorded in Book 421, Page 483 and Book 431, Page 82.

     5.  Dam Approval recorded in Book 1284, Page 125.

     6. Restrictions, requirements and limitations shown on Amended Site Plan, recorded as Plan L20-64.

     7.  Declarations of Covenants and Restrictions recorded in Book 1029 Page
514.